SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

FLEXTRONICS INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore

(State or Other Jurisdiction of Incorporation)

0-23354	Not Applicable

(Commission File Number)	(IRS Employer Identification No.)

One Marina Boulevard, # 28-00, Singapore	018989

(Address of Principal Executive Offices)	(Zip Code)

(65) 6890-7188

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD.

     On July 22, 2004, Flextronics International Ltd. reaffirmed the guidance for the September 2004 and December 2004 quarters set forth in Flextronics’ press release dated July 19, 2004 announcing its results for the first fiscal quarter ended June 30, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.
Date: July 22, 2004	By:	/s/ Robert R.B. Dykes
Robert R.B. Dykes
President, Systems Group and Chief Financial Officer